EXHIBIT 10.1
Execution Version

WAIVER AND AMENDMENT NO. 3 TO FINANCING AGREEMENT

This WAIVER AND AMENDMENT NO. 3 TO FINANCING AGREEMENT (this "Waiver and Amendment") is dated as of March 1, 2018 and is entered into by and among Westmoreland Resource Partners, LP, a Delaware limited partnership (the "Parent"), Oxford Mining Company, LLC, an Ohio limited liability company ("Oxford Mining"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (together with the Parent, each an "Existing Guarantor" and collectively, the "Existing Guarantors"), the Lenders referred to below, U.S. Bank National Association, a California corporation ("U.S. Bank"), as collateral agent for the Lenders referred to below (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and U.S. Bank, as administrative agent for the Lenders referred to below (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent," and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

W I T N E S S E T H:

WHEREAS, Oxford Mining, each other Person that executes a joinder agreement and becomes a "Borrower" thereunder (each a "Borrower" and collectively the "Borrowers"), the Existing Guarantors (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guarantees all or any part of the Obligations, each a "Guarantor" and collectively, the "Guarantors" and collectively with the Borrowers, the “Loan Parties”), the Agents and the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders") have entered into that certain Financing Agreement dated as of December 31, 2014, as amended by that certain Amendment No. 1 to Financing Agreement dated March 13, 2015, and as amended by that certain Amendment No. 2 to Financing Agreement dated July 31, 2015 (as amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Financing Agreement);

WHEREAS, the Loan Parties have requested that the Agents and the Lenders waive any actual or potential Default or Event of Default that has arisen or may arise, in each case, solely as a result of or in connection with (i) the Loan Parties’ failure to have certain of its Cash Management Accounts, Deposit Accounts and/or Securities Accounts, including certain accounts held by the Loan Parties at CIBC (f/k/a The PrivateBank) (such accounts at CIBC (f/k/a The PrivateBank), the “Uncontrolled Accounts”), subject to Cash Management Agreements in favor of the Collateral Agent in accordance with Section 8.01(b) of the Financing Agreement (prior to giving effect to this Waiver and Amendment) and (ii) the Loan Parties’ failure under Section 7.01(a)(iii) of the Financing Agreement to deliver to each Agent and each Lender an unqualified audit opinion in connection with the audited financial statements for the Fiscal Year of the Parent and its Subsidiaries ending December 31, 2017 (clauses (i) and (ii) collectively referred to herein as the “Subject Defaults”); and
WHEREAS, the Borrowers have requested that the Agents and the Required Lenders agree to waive the Subject Defaults and amend the Financing Agreement in certain respects as set forth herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Financing Agreement and this Waiver and Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendments to Financing Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties contained in Section 4 below, the Financing Agreement is hereby amended as follows:

(a)    Section 1.01 of the Financing Agreement is hereby amended by adding the below definitions in the correct alphanumeric order as set forth below:

"Amendment No. 3 Effective Date" means March 1, 2018.

(b)    Section 7.01 of the Financing Agreement is hereby amended by adding a new clause (w) immediately after clause (v) thereof as set forth below:

"(w)    Cash Management Agreements. On or before the date that is within thirty (30) days (or such later date as agreed by the Required Lenders in their sole discretion) after the Amendment No. 3 Effective Date (the “Collateral Delivery Date”) the applicable Loan Parties shall have delivered to the Collateral Agent fully executed Cash Management Agreements, substantially in the form attached as Exhibit A to that certain Waiver and Amendment No. 3 dated as of the Amendment No. 3 Effective Date, covering the accounts held by each Loan Party at CIBC (f/k/a the PrivateBank)."

(c)    Section 8.01(b) of the Financing Agreement is hereby amended by including the sentence set forth below at the end of such Section 8.01(b):

“Notwithstanding the foregoing, (A) the Cash Management Agreements for the Cash Management Accounts held by any Loan Party at CIBC (f/k/a The PrivateBank) shall be in substantially the form attached as Exhibit A to that certain Waiver and Amendment No. 3, dated as of the Amendment No. 3 Effective Date, covering the accounts held by each Loan Party at CIBC (f/k/a the PrivateBank) and shall be delivered by the Collateral Delivery Date in accordance with Section 7.01(w) and (B) for the avoidance of doubt, no restricted cash accounts which are utilized exclusively to deposit cash collateral securing reclamation bonds required in the ordinary course of business or reclamation deposits from customers received in the ordinary course of business shall be required to be subject to a Cash Management Agreement pursuant to this Section 8.01(b).”

2.Waiver. On the Third Amendment Effective Date, the Agents and the Required Lenders hereby waive (A) the Subject Defaults and (B) any potential Default or Event of Default arising solely as a result of any failure to provide notices to any Lender or the Administrative Agent or any cross-default to any other debt of any Loan Party, in each case, solely in connection with any of the Subject Defaults; provided, however, the waiver contained in this Section 2 shall immediately and automatically expire and cease to be effective at the earlier of (i) 11:59 pm New York time on May 15, 2018 and (ii) the occurrence of any Event of Default (other than the Subject Defaults or an Event of Default solely arising from the Subject Defaults). For the avoidance of doubt, any Event of Default arising from the failure of the Loan Parties to timely comply with Sections 7.01(w) or 8.01(b) of the Financing Agreement (after giving effect to this Waiver and Amendment) shall result in the waiver contained in this Section 2 immediately and automatically expiring and ceasing to be effective.

3.Conditions to Effectiveness. The effectiveness of this Waiver and Amendment is subject to the concurrent satisfaction of each of the following conditions (the “Amendment No. 3 Effective Date”):

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(a)The Agents shall have received a fully executed copy of this Waiver and Amendment executed by each of the Borrowers, each of the Guarantors and the Required Lenders;

(b)no Default or Event of Default (other than the Subject Defaults prior to the Amendment No. 3 Effective Date) shall have occurred and be continuing; and

(c)the applicable Loan Parties shall have delivered to the Collateral Agent a form of Cash Management Agreement, substantially in the form attached hereto as Exhibit A covering the Uncontrolled Accounts.

4.Representations and Warranties. To induce the Agents and the Lenders to enter into this Waiver and Amendment, each Loan Party represents and warrants to the Agents and the Lenders that:

(a)the execution, delivery and performance of this Waiver and Amendment has been duly authorized by all requisite corporate, partnership or limited liability company action, as applicable, on the part of such Loan Party party hereto and that this Waiver and Amendment has been duly executed and delivered by such Loan Party;

(b)this Waiver and Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

(c)the representations and warranties contained in Article VI of the Financing Agreement (other than clauses (i), (z) and (bb) thereof) and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or prior to the date hereof are true and correct in all material respects after giving effect hereto (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date); and

(d)no Default or Event of Default (other than the Subject Defaults prior to the Amendment No. 3 Effective Date) has occurred and is continuing.

5.Release. In consideration of the agreements of the Agents and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges each Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Waiver and Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Waiver and Amendment, the Financing Agreement or any other Loan Document, as each may be amended, or the

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Indebtedness incurred by the Borrowers thereunder or any other transactions evidenced by this Waiver and Amendment, the Financing Agreement or any other Loan Document.

6.Severability. Any provision of this Waiver and Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver and Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.References. Any reference to the Financing Agreement contained in any document, instrument or Loan Document executed in connection with the Financing Agreement shall be deemed to be a reference to the Financing Agreement as modified by this Waiver and Amendment.

8.Counterparts. This Waiver and Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Receipt by telecopy or electronic mail of any executed signature page to this Waiver and Amendment shall constitute effective delivery of such signature page.

9.Ratification. The terms and provisions set forth in this Waiver and Amendment shall modify and supersede all inconsistent terms and provisions of the Financing Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Financing Agreement. Except as expressly modified and superseded by this Financing Agreement, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

10.Governing Law. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

11.Costs and Expenses. The Borrowers will pay, within five (5) Business Days of receipt of an invoice relating thereto, all reasonable and documented fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Waiver and Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable and documented fees, disbursements and other charges of counsel to the Agents and counsel the Lenders.

12.Loan Document. Each Loan Party hereby acknowledges and agrees that this Waiver and Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (a) any representation or warranty made by a Loan Party under or in connection with this Waiver and Amendment shall have been untrue, false or misleading in any material respect when made or (b) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Waiver and Amendment.

13.Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WAIVER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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14.Limited Effect of Waiver and Amendment. This Waiver and Amendment shall not be deemed (a) other than as set forth in Sections 1 and 2 hereof, to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Financing Agreement or any other Loan Document or (b) to prejudice any other right or remedies which the Agents or the Lenders may now have or may have in the future under or in connection with the Financing Agreement or the other Loan Documents or any of the instruments or agreements referred to therein , as the same may be amended, restated or otherwise modified from time to time.

15.    Required Lender Authorization and Direction. By their execution of this Waiver and Amendment, each of the Lenders party hereto: (i) hereby authorizes and directs each Agent to execute this Waiver and Amendment, and (ii) agrees that each Agent shall incur no liability for executing this Waiver and Amendment.

16.    Loan Party Certifications. Pursuant to the Financing Agreement including Section 7.01(k) thereof, the Loan Parties hereby certify to the Agents and the Lenders that as of the date hereof:

(a)    Attached as Exhibit B hereto is a true, correct and complete list and description of the following (collectively, the "Financial Accounts"): (a) all Deposit Accounts (as defined in Section 9-102 of the Uniform Commercial Code in effect in the State of New York (the "UCC")), (b) all Securities Accounts (as defined in Section 8-501 of the UCC), (c) all Commodity Accounts (as defined in Section 9-102 of the UCC) and (d) all other cash management accounts and similar arrangements, in each case that are owned, maintained or controlled by any of the Loan Parties (in each case, excluding any deposit accounts pledged in favor of sureties related to reclamation obligations).

(b)    All cash and other deposits and investments held in the Financial Accounts represent proceeds received as a result of payments on Accounts Receivable of the Loan Parties and all such cash, other deposits and investments constitute identifiable, traceable proceeds of Collateral.

(c)    To the Loan Parties’ best knowledge after due inquiry, diligence and investigation, the liens and security interests of the Collateral Agent (on behalf of the Agents and the Lenders) constitute valid, binding, enforceable and perfected liens in and to the Collateral (including Accounts Receivable), and subject only to Permitted Liens under the Loan Documents, and are not subject to avoidance, reduction, disallowance, disgorgement, counterclaim, surcharge or subordination for any reason under applicable law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:
OXFORD MINING COMPANY, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Associate General Counsel & Secretary

Signature Page to Amendment No. 3 to Financing Agreement

GUARANTORS:
WESTMORELAND RESOURCE PARTNERS, LP By Westmoreland Resources GP, LLC, its general partner By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Associate General Counsel & Secretary

OXFORD MINING COMPANY-KENTUCKY, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Associate General Counsel & Secretary

DARON COAL COMPANY, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Associate General Counsel & Secretary

OXFORD CONESVILLE, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Associate General Counsel & Secretary

HARRISON RESOURCES, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Associate General Counsel & Secretary

Signature Page to Amendment No. 3 to Financing Agreement

WESTMORELAND KEMMERER FEE COAL HOLDINGS, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: Associate General Counsel & Secretary

WESTMORELAND KEMMERER, LLC By: /s/ Samuel N. Hagreen Name: Samuel N. Hagreen Title: General Counsel & Secretary

Signature Page to Amendment No. 3 to Financing Agreement

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent By: /s/ James A. Hanley Name: James A. Hanley Title: Vice President

Signature Page to Amendment No. 3 to Financing Agreement

LENDERS:
TENNENBAUM OPPORTUNITIES PARTNERS V, LP
TENNENBAUM OPPORTUNITIES FUND VI, LLC, each as Lenders
By: Tennenbaum Capital Partners, LLC, its Investment Manager
By: /s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Partner

Signature Page to Amendment No. 3 to Financing Agreement

LENDERS:
BF OXFORD SPE LLC

By: /s/ Adam L. Gubner
Name: Adam L. Gubner
Title: authorized person

GCF OXFORD SPE LLC

By: /s/ Adam L. Gubner
Name: Adam L. Gubner
Title: authorized person

TOF OXFORD SPE LLC

By: /s/ Adam L. Gubner
Name: Adam L. Gubner
Title: authorized person

Signature Page to Amendment No. 3 to Financing Agreement

LENDER:
MEDLEY CAPITAL CORPORATION
a Delaware corporation
By: MCC Advisors LLC,
a Delaware limited liability company,
its investment manager

By: /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

Signature Page to Amendment No. 3 to Financing Agreement

LENDER:
SIERRA INCOME CORPORATION
a Maryland corporation
By: SIC Advisors LLC,
a Delaware limited liability company,
its investment manager

By: /s/ Christopher M. Mathieu
Name: Christopher M. Mathieu
Title: Treasurer

Signature Page to Amendment No. 3 to Financing Agreement

LENDER:
BLACKROCK CAPITAL INVESTMENT CORPORATION By: /s/ Michael Zugay Name: Michael Zugay Title: CEO

Signature Page to Amendment No. 3 to Financing Agreement

EXHIBIT A

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT
(PLEDGED ACCOUNT WITH ACTIVATION)

This Agreement (the “Agreement”), among CIBC Bank USA (“Bank”), Westmoreland Resource Partners, LP (“Debtor”) and U.S. Bank National Association as collateral agent for certain lenders (“Collateral Agent”) pursuant to the Financing Agreement, dated as of December 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), is dated as of March __, 2018 and shall serve as instructions regarding the accounts that have been established by Debtor at Bank and identified in Exhibit A attached hereto (each, an “Account” and collectively, the “Accounts”).

1.    Lien. Debtor has granted to Collateral Agent, for itself and certain lenders, a continuing lien on and security interest in the Accounts and all amounts from time to time on deposit therein. The parties hereto agree that this Agreement constitutes an “authenticated record” for purposes of Section 9-104(a)(2) of the Illinois Uniform Commercial Code (the “UCC”) and is being entered into to give Collateral Agent control of the Accounts as contemplated by Section 9-104 (a)(2) of the UCC.

2.    Duties. Bank agrees to take such action with respect to the Accounts as shall from time to time be specified in any writing received by Bank purportedly from Debtor or Collateral Agent as provided herein. Debtor and Collateral Agent agree that: (a) Bank has no duty to monitor the balance of the Accounts; (b) until Bank receives written notice purportedly from Collateral Agent instructing Bank to cease honoring Debtor’s instructions with respect to the Accounts (the “Block Notice”), Debtor shall have full rights to instruct Bank with respect to the Accounts and take any and all actions with respect to the Accounts in accordance with any deposit, cash management or other agreements between Debtor and Bank governing the Accounts or relating to products or services provided for such Accounts (including, without limitation, making withdrawals therefrom (using checks, electronic funds transfers or otherwise)); (c) following Bank’s receipt of a Block Notice, Bank may, without further inquiry, rely on and act in accordance with any instructions Bank receives which purport to be originated by Collateral Agent directing the disposition of funds in the Accounts without further consent from Debtor and notwithstanding any conflicting or contrary instructions Bank receives from Debtor, and Bank shall have no liability to Collateral Agent, Debtor or any other person in relying on and acting in accordance with any such instructions; (d) Bank shall have no responsibility to inquire as to the form, execution, sufficiency or validity of any notice or instructions delivered to it pursuant hereto, nor to inquire as to the identity, authority or rights of the person or persons executing or delivering the same; and (e) following Bank’s receipt of a Block Notice, Bank shall have a reasonable period of time within which to act in accordance with such Block Notice and other notices or instructions thereafter received by Bank from Collateral Agent with respect to the Accounts (not to exceed two (2) Business Days (as defined below) if received by 1:00 p.m. (Central time) on a Business Day, or three (3) Business Days if received after such time). Notwithstanding the preceding terms of this Section 2, it is expressly understood and agreed that any direction or request by Collateral Agent directing the disposition of funds on deposit in the Accounts will apply only to available funds on deposit in the Accounts and Collateral Agent shall make withdrawals from the Accounts only via fedwire or other electronic funds transfer.

Each Business Day after Bank has received and had a reasonable time to act on a Block Notice, Bank will wire transfer to Collateral Agent the balance of available funds on deposit in the Accounts, as follows:

Collateral Agent’s Bank:    US Bank NA
ABA#:                XXXXXXXXX
Account Name:        Corporate Trust Agency Services

DDA:                XXXXXXXXX
Ref#:                 XXXXXXXXX
F/F/C:                [NAME]

or as otherwise instructed by Collateral Agent. For purposes of this Agreement, the term “Business Day” shall mean Monday through Friday, excluding holidays observed by Bank and other days on which Bank is required or permitted to close.

Notwithstanding anything to the contrary contained in this Agreement, Bank may immediately cease all transfers of funds pursuant to this Agreement upon its knowledge of the commencement of any bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against Debtor (a "Bankruptcy Filing"), provided, however that such suspension shall in no way effect the rights of Bank to debit the Accounts for amounts due under this Agreement. Upon receipt by Bank of an appropriate order from a court of competent jurisdiction, Bank shall thereafter resume any suspended transfer of funds pursuant to this Agreement.

3.    Deposit of Items. Debtor and Collateral Agent irrevocably direct and authorize Bank, and Bank agrees, to process items deposited to the Account in accordance with the terms of the Business Deposit Account Agreement for the Account and, to the extent applicable, the Treasury Management Services Agreement or any other cash management agreements between Debtor and Bank.

4.    Information. Bank shall provide Collateral Agent, at Debtor’s expense, with such information with respect to the Accounts and all items (and proceeds thereof) deposited to the Accounts as Collateral Agent may from time to time reasonably request, and Debtor hereby consents to such information being provided to Collateral Agent.

5.    Exculpation; Indemnity. Bank undertakes to perform only such duties as are expressly set forth herein. Notwithstanding any other provisions of this Agreement, the parties hereby agree that Bank shall not be liable for any action taken by it in accordance with this Agreement, including, without limitation, any action so taken at Collateral Agent’s request, except direct damages attributable to Bank's bad faith, gross negligence or willful misconduct as determined by a final non-appealable judgement by a court of competent jurisdiction. In no event shall Bank be liable for any (i) losses or delays resulting from acts of God, war, computer malfunction, interruption of communication facilities, labor difficulties or other causes beyond Bank’s reasonable control or (ii) damages (other than direct damages attributable to Bank's bad faith, gross negligence or willful misconduct as determined by a final non-appealable judgement by a court of competent jurisdiction), including without limitation, indirect, special, punitive or consequential damages. Debtor agrees to indemnify and hold Bank harmless from and against any and all reasonable and documented out-of-pocket costs, damages, claims, judgments, reasonable external attorneys’ fees, expenses, obligations and liabilities of every kind and nature (collectively, “Losses”) which Bank may incur, sustain or be required to pay (other than those attributable to Bank's bad faith, gross negligence or willful misconduct as determined by a final non-appealable judgement by a court of competent jurisdiction ) in connection with or arising out of this Agreement, the Accounts, the Block Notice or any instruction provided by Collateral Agent pursuant to Section 2 (including without limitation, the amount of any overdraft created in any of the Accounts resulting from a Chargeback being charged to the related Account or from debiting any of the Accounts for Charges (defined below) owed to Bank), and to pay to Bank on demand the amount of all such Losses. Nothing in this Agreement, and no indemnification of Bank under this Section, shall affect in any way the indemnification obligations of Debtor to Collateral Agent under the Loan Agreement or otherwise. After Collateral Agent sends the Block Notice, Collateral Agent (together with Debtor) agrees to indemnify and hold Bank harmless from and against any and all Losses (other than those attributable to Bank’s gross negligence or willful misconduct as determined by a final non-appealable judgement by a court of competent jurisdiction) in connection with or arising out of this Agreement, the Accounts, the Block Notice or any instruction provided by Collateral Agent pursuant to Section 2 (including without limitation, the amount of any overdraft created in any of the Accounts resulting from a Chargeback being charged to the related Account or from debiting any of the Accounts for Charges owed to Bank); provided, however, that prior to making demand on Collateral Agent pursuant to this Section 5, Bank shall use commercially reasonable efforts to debit the Accounts for such amounts and shall demand such amounts from Debtor, provided if such indemnity claims have not been paid in full within five (5) Business Days of such demand, then Bank may make written demand upon Collateral Agent for any then unpaid indemnity claim, and Collateral Agent will pay to Bank the amount of such Losses within ten (10) Business Days of its receipt of an invoice relating to such amounts. The provisions of this Section 5 shall survive termination of this Agreement.

6.    Chargebacks. All items deposited in, and electronic funds transfers credited to, the Accounts and then returned unpaid or returned (or not finally settled) for any reason (collectively, “Chargebacks”) will be handled in the following manner: (a) any item which is returned because of insufficient or uncollected funds or otherwise dishonored for any reason will be charged back to the Account in which it was originally deposited, and (b) any returns, reversals or Chargebacks relating to electronic funds transfers or deposits into an Account, or merchant card, debit card or credit card transactions involving such Account will be charged back to such Account.

In the event there are insufficient funds in the Accounts to cover such Chargebacks, upon receipt of notice from Bank of the occurrence of such Chargebacks and the failure of Debtor to pay Bank the amount of such Chargebacks within five (5) Business Days of such demand, Collateral Agent agrees to pay such amount to Bank, in immediately available funds, within ten (10) Business Days after receipt of such notice, provided that (a) Collateral Agent shall have no obligation to pay the amount of any Chargeback occurring prior to the date Collateral Agent sends the Block Notice and (b) any such liability of Collateral Agent to Bank shall in no way release Debtor from liability to Collateral Agent and shall not impair Collateral Agent's rights and remedies against Debtor, by way of subrogation or otherwise, to collect all such Chargebacks.

7.    Charges. In consideration of the services of Bank in establishing, maintaining and conducting transactions through the Accounts, Bank has established, and Debtor hereby agrees to pay, the fees and other charges for the Accounts and services related thereto as in effect from time to time, together with any and all other expenses and fees (including, but not limited to, reasonable legal fees) incurred by Bank in connection with this Agreement or the Accounts and related services, including without limitation amounts paid or incurred by Bank in enforcing its rights and remedies under this Agreement, or in connection with defending any claim made against Bank in connection with this Agreement, the Accounts, the Block Notice or any instruction provided by Collateral Agent pursuant to Section 2 (collectively, the “Charges”).

In connection with the payment of the Charges in any month, Bank will debit the Accounts or any other account Debtor maintains at Bank. In the event the Accounts or such other accounts with Bank do not contain sufficient available funds to pay the Charges or Debtor maintains no other accounts with Bank, Bank will bill Debtor directly, and Debtor agrees to pay Bank, via wire transfer or other immediately available funds, the amount of such Charges. If Debtor fails to pay the amount of the Charges within five (5) Business Days of receipt of a billing statement detailing such Charges, Collateral Agent agrees to pay Bank, via wire transfer or other immediately available funds, the amount of such Charges within ten (10) Business Days after receipt of a billing statement detailing such Charges, provided, however, that (a) Collateral Agent shall not be obligated to pay any Charges incurred prior to the date of the Block Notice, and (b) any such liability of Collateral Agent to Bank shall in no way release Debtor from liability to Collateral Agent and shall in no way impair Collateral Agent's rights and remedies against Debtor, by way of subrogation or otherwise, to collect all such fees and expenses, and all such amounts paid by Collateral Agent shall constitute a part of the “Obligations” under the Loan Agreement.

8.    Irrevocable Agreement. Debtor acknowledges the agreements made by it and the authorizations granted by it herein are irrevocable and the authorizations granted herein are powers coupled with an interest.

9.    Set-off. Bank waives all of its existing and future rights of set-off and banker's liens against the Accounts and all items (and proceeds thereof) that come into possession of Bank in connection with the Accounts, except for (a) those rights of set-off and banker's liens arising in connection with (a) any charges, fees (including but not limited to, reasonable legal fees), expenses, payments and other amounts for which the Debtor and/or Collateral Agent is responsible to Bank (including, without limitation, any of the foregoing with respect to cash management services provided by Bank to Debtor, including, but not limited to, funds transfer (origination or receipt), trade, lockbox, commercial card, investment, disbursement, reconcilement, stop payment, positive pay, automatic investment, imaging, and information services), (b) Chargebacks, (c) Charges and (d) other amounts owed to Bank pursuant to Section 5 hereof.

10.    Miscellaneous. This Agreement is binding upon the parties hereto and their respective successors and assigns (including any trustee of Debtor appointed or elected in any action under the Bankruptcy Code) and shall inure to their benefit. Neither Debtor nor Collateral Agent shall be entitled to assign or delegate any of its rights or duties hereunder without first obtaining the express prior written consent of Bank; provided, that the Collateral Agent may assign its rights and duties hereunder at any time to any person who is a successor agent to the Collateral Agent under the Financing Agreement. Neither this Agreement nor any provision hereof may be changed, amended, modified or waived, except by an instrument in writing signed by the parties hereto. Any provision of this Agreement that may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof. This Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.

11.    Governing Law, Jurisdiction, and Venue. Bank agrees that for the purpose of Section 9-304 of the UCC, its jurisdiction is the State of Illinois. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Illinois without regard to conflict of laws provisions. Any action in connection with this Agreement shall be brought in the courts of the State of Illinois, located in Cook County, or the courts of the United States of America for the Northern District of Illinois. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds, irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of said courts. Each party hereto intentionally, knowingly and voluntarily irrevocably waives any right to trial by jury in any proceeding related to this Agreement.

12.    Termination and Resignation. This Agreement may be terminated by Collateral Agent upon written notice to Bank. Bank may, at any time upon five (5) days' prior written notice to Collateral Agent and Debtor, terminate this Agreement; provided, however, that Bank may terminate this Agreement immediately upon written notice to Collateral Agent and Debtor in the event of a material breach of this Agreement (including non-payment of any charges or other obligations under this Agreement) by either Debtor or Collateral Agent. Upon termination of this Agreement, any funds in the Accounts shall be subject to the direction of Collateral Agent (if after Bank’s receipt of a Block Notice) or Debtor (if prior to Bank’s receipt of a Block Notice), as applicable. Bank may establish reasonable reserves against the Accounts from time to time for Charges and Chargebacks to the extent the Accounts are closed or a request is made for disbursement of all funds on deposit in the Accounts.

13.    Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 P.M. (Central time) (but only if such telecopied document is also delivered by another method permitted by this Agreement by the next banking business day), or, if not, on the next succeeding Business Day; or (c) if delivered by reputable overnight courier, the Business Day on which such delivery is made by such courier. Notices shall be addressed as follows:

Collateral Agent:	U.S. Bank National Association
214 N. Tryon Street, 27th Floor
Charlotte, NC 28202
Attention: CDO Trust Services/James Hanley
Telecopy: (704) 335-4670

Debtor:        Oxford Mining Company
544 Chestnut Street
Coshocton, Ohio 43812
Attention: Alan Call
Telecopy: (740) 623-0365

With a copy to:    Oxford Mining Company
544 Chestnut Street
Coshocton, Ohio 43812
Attention: General Counsel

Bank:            CIBC Bank USA
120 South LaSalle Street
Chicago, Illinois 60603
Attention: Douglas C. Colletti
Email: Douglas.Colletti@cibc.com

With a copy to:    CIBC Bank USA
70 West Madison Street
Chicago, IL 60602
Attention: Internal Client Services
Telecopy: (312) 564-1789

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section.

[Signature page follows]

This Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Westmoreland Resource Partners, LP

By:    ____________________________

Name:    ___________________________

Title:    ___________________________

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:    ____________________________

Name:    ___________________________

Title:    ___________________________

ACCEPTED AND AGREED TO as of March __, 2018:

CIBC Bank USA

By:    ____________________________

Name:    ____________________________

Title:    ____________________________

EXHIBIT A

Account Name	Account Number	Tax Identification Number
XXXXXXXX	XXXXXXXX

EXHIBIT B

LISTING OF BANK ACCOUNTS

Loan Party	BU	Bank Name	Name on Bank Account	Bank Acct No.
Westmoreland Resource Partners LP	XXX	CIBC - US f/k/a The Private Bank	XXXXXX	XXXXXX
Westmoreland Resource Partners LP	XXX	CIBC - US f/k/a The Private Bank	XXXXXX	XXXXXX
Westmoreland Kemmerer, LLC	XXX	CIBC - US f/k/a The Private Bank	XXXXXX	XXXXXX
Westmoreland Kemmerer, LLC	XXX	CIBC - US f/k/a The Private Bank	XXXXXX	XXXXXX
Oxford Mining Company	XXX	CIBC - US f/k/a The Private Bank	XXXXXX	XXXXXX
Oxford Mining Company	XXX	CIBC - US f/k/a The Private Bank	XXXXXX	XXXXXX